UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

AIB Data Centers Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43194	39-2631241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1540 Broadway, Ste 1010, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 493-2993
(Registrant’s telephone number, including area code)

BlockchAIn Digital Infrastructure, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AIB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

BlockchAIn Digital Infrastructure, Inc. (the “Company”) changed its corporate name to AIB Data Centers Inc., effective June 25, 2026. The Company changed its corporate name by filing a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State on June 24, 2026. The Company’s common stock began trading on the NYSE American under the new name on June 26, 2026. The Company’s common stock will continue to trade under the ticker symbol “AIB.” The CUSIP number of the Company’s common stock remains unchanged.

A copy of the Certificate of Amendment of Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On June 26, 2026, the Company issued a press release announcing its name change to AIB Data Centers Inc.

On June 29, 2026, the Company issued a press release announcing its inclusion on the Russell Microcap® Index, effective at market open on June 29, 2026.

Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K (this “Current Report”).

The information included in this Item 7.01 of this Current Report, including the attached Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report and the press releases furnished as Exhibits 99.1 and 99.2 to this Current Report contain “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact are forward-looking statements. Forward-looking statements may be identified by the use of words such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology and include, but are not limited to, the intended use of proceeds from the public offering, statements regarding the planned conversion of CLT-01 from data mining to AI and HPC data center capacity, the expected benefits of the Electric Service Agreement, the anticipated availability and timing of utility load under the agreement, the planned site transition and incremental data hall capacity, the Company's ability to attract and contract with additional AI and HPC customers, and the Company's growth and development pipeline. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, including without limitation, the performance of the utility counterparty under the Electric Service Agreement, delays in permitting and regulatory approvals, utility interconnection and energization timing, tariff and rate changes, equipment availability, supply chain conditions, contractor performance, site transition execution, the ability to attract and retain key personnel to manage the business effectively, competition from existing or new offerings that may emerge, and broader market and economic conditions. These risks, uncertainties and other factors are described more fully in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, uncertainties and other factors are, in some cases, beyond the Company's control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which we hereafter become aware, except as required under applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation
99.1	Press Release, dated June 26, 2026
99.2	Press Release, dated June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026	AIB Data Centers Inc.

/s/ Jerry Tang
	Name:	Jerry Tang
	Title:	Chief Executive Officer and President

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